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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           April 25, 2007
                                                 -------------------------------


                             FAIR ISAAC CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 0-16439                    94-1499887
          --------                 -------                    ----------
(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)           File Number)             Identification No.)

    901 Marquette Avenue, Suite 3200
         Minneapolis, Minnesota                               55402-3232
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code         612-758-5200
                                                   -----------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

   Item 2.02.    Results of Operations and Financial Condition.

   Item 9.01.    Financial Statements and Exhibits.

   Signature

   Exhibit Index

             Exhibit 99.1









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Item 2.02. Results of Operations and Financial Condition.

         On April 25, 2007, Fair Isaac Corporation (the "Company") reported its financial results for the quarter and six months ended March 31, 2007. See the Company's press release dated April 25, 2007, which is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.

Item 9.01. Financial Statements and Exhibits.

      (d)  Exhibits.

Exhibit    Description
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99.1       Press Release dated April 25, 2007



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FAIR ISAAC CORPORATION

                             By /s/ Charles M. Osborne
                                ------------------------------------------------
                                Charles M. Osborne
                                Vice President and Chief Financial Officer

Date:  April 25, 2007



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                                  EXHIBIT INDEX

Exhibit No.         Description                               Manner of Filing
-----------         -----------                               ----------------
99.1                Press Release dated April 25, 2007        Filed
                                                              Electronically